HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Company Update May 2014 Exhibit 99.2

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

2
Legal Disclaimer
This presentation contains "forward-looking statements" as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including uncertainties associated with timely development, approval, launch and acceptance of new products, satisfactory completion of clinical studies, establishment of new corporate alliances, progress in research and development programs and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Actual results may differ materially from the results expected in our forward looking statements. We caution investors that forward-looking statements reflect our analysis only on their stated date. We do not intend to update them except as required by law.

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

3
Barry D. Quart, PharmD
Chief Executive Officer
Ardea Biosciences
Agouron Pharmaceuticals
Pfizer
Robert Rosen
President &
Chief Commercial Officer
Bayer Healthcare
Sanofi-Synthèlabo
Imclone
Stephen Davis
Chief Operating Officer
Ardea Biosciences
Neurogen
Mark Gelder, M.D.
Senior Vice President &
Chief Medical Officer
GE Healthcare
Bayer Healthcare
Wyeth
Michael Adam, PhD
Senior Vice President
Regulatory Affairs and Quality
Pfizer
Agouron Pharmaceuticals
Bristol-Myers Squibb
Paul Marshall
Senior Vice President
Technical Operations
Amylin
Amgen
Baxter International
Thomas Ottoboni, PhD
Vice President
Pharmaceutical Development
Talima Therapeutics
Point Biomedical
InSite Vision
Brian Drazba
Vice President, Finance &
Chief Financial Officer
ISTA Pharmaceuticals
Insight Health Corp
Arthur Andersen & Co
Senior Management

Highlights
• Lead product candidate, SUSTOL™ (formerly known as APF530), is a long-acting, injectable product for the prevention of chemotherapy-induced nausea and vomiting
(CINV)
– Incorporates widely used 5-HT3 antagonist granisetron (Kytril
®
) with a 5-day delivery profile
– Reduces both acute- and delayed-onset CINV with a single injection
– Patent coverage into 2024; however, effective exclusivity actually longer due to polymer
• SUSTOL shown to be non-inferior to market leader Aloxi
®
– 1,341-patient, randomized, controlled, Phase 3 study
• On-going 1000 patient study in patients receiving highly emetogenic chemotherapy
(HEC) is designed to obtain a “delayed HEC” indication
– No 5-HT3 agent has the delayed HEC indication
– About 500,000 units of Aloxi are used annually in HEC patients
• SUSTOL targets a large market opportunity, with approximately 7 million doses of chemotherapy annually in US alone*
• Plans to leverage our Biochronomer™ drug delivery technology, development capacity and commercial expertise for other opportunities:
– Long-acting anesthetic for post-surgical pain
– Double and triple-combination for CINV is under evaluation, with potential for several others
*TDR August 2006 internal report

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

SUSTOL CLINICAL SUMMARY

Plasma concentration of granisetron (ng/mL)
20
15
10
5
0
0
24
48
72
96
120
144
168
All subjects (n= 18) mean ± SEM
Minimum therapeutic concentration of granisetron*

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

5-Day Profile: APF530 Pharmacokinetics
Granisetron is released rapidly following injection of APF530 and continues to be released over a 5-day period, providing long-acting coverage for CINV
*Data from patent application 20120258164 for transdermal granisetron
Time after Dosing (h)

SUSTOL Pivotal Phase 3 Study
Overview
• Randomized, controlled, multi-center study
• 1,341 patients in primary efficacy population
• Two doses of APF530 (5 mg and 10 mg granisetron)
compared to the approved dose of Aloxi (results from 10
mg dose group presented)
• Patients stratified by type of chemotherapy regimen:
moderately emetogenic (MEC) or highly emetogenic (HEC)
• Primary end point compared complete response between
groups in both the acute (day 1) and delayed (days 2-5)
phase
– Complete response defined as no emesis and no rescue medications
– A ±15% margin was used to establish non-inferiority

Complete Response Rates (%)
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
75.0
76.9
57.2
58.5
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

-δ̄
+δ̄
Acute
APF530 10mg
Delayed
-15
-10
-5
0
5
10
15

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

8 Primary Efficacy Results: Complete Response Patients Receiving Moderately Emetogenic Chemotherapy Acute Delayed Difference in Complete Response APF530-Aloxi (97.5% CI)

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
80.7
81.3
64.3
67.1
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

-δ̄
+δ̄
Acute
APF530 10mg
Delayed
-15
-10
-5
0
5
10
15

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

9 Primary Efficacy Results: Complete Response Patients Receiving Highly Emetogenic Chemotherapy Difference in Complete Response APF530-Aloxi (98.33% CI) Acute Delayed

Cycle 1 Safety Results

Cycle 1 Safety Results	APF530 10 mg[1]		Aloxi 0.25 mg	
	N	%	N	%
Drug Related Serious Adverse Events	0	0	0	0
Discontinued Due to Adverse Event	1	0.2	0	0
Frequent Adverse Events				
Gastrointestinal Disorders				
▪ Constipation	72	15.4	62	13.4
▪ Diarrhea	44	9.4	39	8.4
▪ Abdominal pain	13	2.8	28	6.0
Nervous System				
▪ Headache	47	10.0	45	9.7
Injection Site[2]			**Placebo (NaCl)**	
▪ Bruising	93	19.9	41	8.9
▪ Erythema (redness)	51	10.9	14	3.0
▪ Nodule (lump)	50	10.7	3	0.6
▪ Pain	33	7.1	5	1.1

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Safety Summary
•¹ Safety results with the 5 mg dose of APF530 studied in separate arm of the phase 3 study are not included
•² >90% of injection site reactions were reported as mild; one patient discontinued due to injection site reaction

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
81
81
64
67
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
67
75
51
56
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

11 Improves Difference Between SUSTOL and Aloxi in HEC Patients Protocol Specified HEC Population ASCO 2011 Guideline HEC Population FDA-Requested ASCO 2011 Reanalysis Acute Delayed Acute Delayed

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

CR Rates by Treatment
Chemotherapeutic Regimen APF530 10 mg Aloxi 0.25 mg
Moderately
Emetogenic
Acute
Cyclophosphamide/Doxorubicin 70.7% 65.7%
All other regimens 84.4% 85.0%
Delayed
Cyclophosphamide/Doxorubicin 47.4% 46.3%
All other regimens 72.9% 70.0%
Highly
Emetogenic
Acute
Cisplatin regimens 81.1% 75.5%
Carboplatin/Paclitaxel 85.4% 89.8%
All other regimens 75.4% 67.6%
Delayed
Cisplatin regimens 66.0% 60.4%
Carboplatin/Paclitaxel 70.8% 71.4%
All other regimens 65.2% 57.4%
Largest Differences Between Arms is Seen
With Most Difficult Chemo Regimens
1
•
1
Data from post-hoc analysis. Not statistically significant.
• Highlighted HEC regimens were considered HEC in both protocol specified Hesketh and 2011
ASCO Guidelines

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
78%
69%
66%
55%
Acute
Delayed
SUSTOL
Aloxi

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Response Rates With Chemotherapy Classified
as HEC by Both Hesketh and 2011 ASCO*
*Cisplatin,
carmustine, dacarbazine, dactinomycin, mechlorethamine, streptozotocin
SUSTOL is 9-11% Better Than Aloxi in the Most Emetogenic Chemotherapy

Summary of Clinical Results
• Biochronomer polymer-based drug delivery technology releases granisetron over 5 days to prevent CINV
• Large, randomized, Phase 3 study conducted: SUSTOL showed non-
inferiority to Aloxi
– For both acute- and delayed-onset CINV with both moderately and highly emetogenic chemotherapy
– Further analysis of the data shows SUSTOL to be 9-11% superior to
Aloxi in the most emetogenic chemotherapy
• SUSTOL was well-tolerated
– Incidence of adverse events comparable to Aloxi
– Injection site reactions where predominately mild
• Efficacy was maintained with reanalysis using ASCO 2011 guidelines and through multiple cycles of chemotherapy
• TQT study showed APF530 has no clinically significant effect on QT;
differentiated from Zofran(ondansetron) and Anzemet(dolasetron)

SUSTOL LIFE-CYCLE MANAGEMENT PLANS TO OBTAIN POST-APPROVAL INDICATION FOR “DELAYED HEC”

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

On-Going Phase 3 “Delayed” HEC Study Design
Cycle 1
1000 patients
scheduled to receive
HEC* randomized
1:1
Ondansetron  0.15 mg/kg
IV (up to 16 mg IV) d1 +
Fosaprepitant 150 mg IV d1
+ Placebo SC d1 + DEX
SUSTOL SC  d1 +
Fosaprepitant 150 mg IV d1
+ Placebo IV d1 + DEX
1) All subjects will receive dexamethasone 12 mg IV on day 1 and 8 mg PO on days 2-4
2) All subjects will be allowed to receive “rescue” medications as needed at the discretion of their treating physician
* HEC agents as defined in the 2011 ASCO CINV Guidelines
• Study design has been accepted by FDA for obtaining expanded indication
• Study is powered to show superiority (10% difference) to three drug
“standard of care” for HEC
• Study planned to complete late 2014

Complete Response Rate (%)
100
90
80
70
60
50
40
30
20
10
0

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

New SUSTOL Study Has a High Likelihood of
Success Based on Previous Results
^^Average Complete Response rate improvement when adding an NK-1 RA to a 5-HT3 RA and Dex is ~15 - 20% in the delayed HEC
*Poll-Bigelli; Cancer, 97:12, 3090, 2003
**Projection of what would happen with a 20% increased response by addition of fosaprepitant to Sustol + Dex
Projected
Response
with addition
of NK1
^^
Study
powered
to show 10%
difference:
65% vs 75%
APF530 + Dex
+ Fosaprepitant**
APF530+Dex Ondansetron + Dex
+ Fosaprepitant*
Ondansetron + Dex*
Standard of Care Phase 3 Study
HEC Study
67% 65% 45%
Study powered for a 10% difference between arms
20% difference is expected with the addition of fosaprepitant,
87%
75%

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

SUSTOL Has the Potential to be the Next
Generation 5-HT3 Receptor Antagonist
5-HT3
RAs
1
st
generation 2
nd
generation 3
rd
generation
Products
ondansetron
granisetron
palonosetron SUSTOL
Duration of
action
Short acting
~ 8 hr half-life
Longer acting
~40 hr half-life
Long acting
PK profile 5-7 days
Indications
Prevention of CINV in
emetogenic chemo including
high-dose cisplatin
MEC – acute & delayed CINV
HEC – acute CINV
MEC – acute & delayed CINV
HEC –
acute & delayed CINV*
*Obtaining delayed HEC will be based on completion of  new clinical trial

SUSTOL REGULATORY STATUS

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

SUSTOL NDA Status
• Submitted NDA in May 2009 under 505(b)(2) filing pathway
• Received Complete Response Letter in March 2010
• FDA raised major issues in multiple areas
Resubmitted NDA in September 2012
• CMC: correction of PAI issues and revision of one in-vitro release method
• Requirement for Human Factors Validation Study with commercial product
• Re-analysis of the existing Phase 3 study using the ASCO 2011 guidelines for categorization of MEC and HEC
-
Received Complete Response Letter March 2013 raising three main issues:

How We Are Addressing the CRL
• Chemistry, Manufacturing, and Controls
– Sites with PAI issues have been eliminated from the supply chain, with work transferred to a well-established site with no PAI issues
• Transition is complete, with secondary benefit of improvement in the COGS
– New in-vitro release method has been developed and validated
– Multiple validation batches of finished product have now been completed
• Human Factors Validation Study
– Will be completed shortly
• Re-analysis of Phase 3 using new ASCO 2011 Guidelines
– Re-analysis complete
– Complete dataset and programs supplied to FDA and found acceptable
• Re-submission is planned for mid-2014

SUSTOL COMMERCIAL OPPORTUNITY

Injectable Drugs for the Prevention of CINV
Number of Package Units Sold by Quarter
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Q2'06
Q4'06
Q2'07
Q4'07
Q2'08
Q4'08
Q2'09
Q4'09
Q2'10
Q4'10
Q2'11
Q4'11
Q2'12
Q4'12
ALOXI
KYTRIL
ZOFRAN
EMEND
ANZEMET
KYTRIL Generic (GRANISETRON)
ZOFRAN Generic (ONDANSETRON)
* US Oncology data added starting 1/2009.

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

23 U.S. CINV Market Dynamics Source: WK 07/2013

palonosetron administrations (annual)
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
497,256
1,463,558
451,490
111,696
HEC
MEC
LEC
Minimal

1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
188,988
317,915
497,256
Annual HEC administrations
Untreated with IV 5HT3
Treated with generic IV 5HT3
Treated with Aloxi

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

HEC Regimens Represent a Significant
Market Opportunity for SUSTOL
1 IntrinsiQ data from July 2012 – June 2013
HEC regimens account for ~20% (500K)
of palonosetron administrations
Of all HEC administrations, ~20% are given
without concomitant IV 5-HT3 –
inconsistent with clinical guidelines

POST-OPERATIVE PAIN PROGRAM

Goals for Pain Program
• Develop products that provide a clear advantage
compared to available therapies
• Take advantage of the FDA’s current focus on reducing
the use of opiates
• Main goals of therapy for our post-operative pain program
– Significantly reduce:
• pain intensity for 3-4 days post-operatively
• opiate use
• length of hospital stay
• hospital readmissions due to pain

Saline Control (1)
Biochronomer Ropivacaine (1)
Exparel (2)
Biochronomer Bupivacaine (1)
Biochronomer Bupivacaine + Meloxicam (2)
Percentage of Maximal Force (60 gm) Tolerated by Animal
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
0
1
3
5
24
48
72
96
120
HOURS

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Biochronomer Bupivacaine/Meloxicam
Significantly Superior to Exparel ® at 24-72 Hours
1. Study #1; All studies used the post-operative pain model in pigs from Castle et al, 2013 EPJ
2. Study #2 compared <½ expected human dose of Biochronomer bupivacaine/meloxicam formulation to the human dose of Exparel (40% smaller incision used with Exparel)
Pig Post-Operative Pain Model
(n=4 pigs, except at 120 hrs for Study #2: preliminary results from 2 animals)

A New Formulation of Bupivacaine + Meloxicam
Has Been Added to Our Pain Program
• While both Biochronomer ropivacaine and bupivacaine formulations produce significant pain relief for 72-96 hrs, and function better than
Exparel, neither provide complete elimination of pain for the critical first 2-3 days in the pig post-operative pain model
• In order to achieve near complete control of pain, it is necessary to target the hyperalgesia caused by inflammatory during the first several days
• A combination product using our Biochronomer technology was developed
• Bupivacaine was selected for the combination product due to improved co-
formulation characteristics
• Meloxicam was selected as the NSAID due to its high potency, good local tolerability and minimal effects of platelets
– Local administration of meloxicam is very good and did not differ from placebo, even when administered daily for 4 weeks (British Journal of Rheumatology 1996;35
(suppl. l): 44-50)
– The very low dose of meloxicam in our formulation is less than half of the no-effect dose for altering Thomboxane B2 formation or platelet aggregation (Journal of
Clinical Pharmacology, 2002;42:881-886)

Mean Worst Pain Score (10 is "worst pain possible")
10
8
6
4
2
0
Day 1
Day 2
Day 3
Day 4
Day 5
Placebo
Bupivacaine

Milligrams of hydrocodone/day
30
25
20
15
10
5
0
Day 1
Day 2
Day 3
Day 4
Day 5
Placebo
Bupivacaine

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

30 30
Only One Day of Pain Reduction Observed
With 60-hour Continuous Infusion of
Bupivacaine Post-Herniorrhaphy
1
Mean Worst Pain Scores
Daily Use of Hydrocodone
1. Schurr et al. Surgery 2004;136:761-9
• Continuous infusion of
bupivacaine failed to show
significant benefits after 24 hr¹
• Biochronomer formulations of
either bupivacaine or ropivacaine
showed reduced analgesic
effects days 2-4, even though
pharmacokinetics data showed
drug was continually being
released during that period
• Inflammation is known to reduce
the effectiveness of local
anesthetics
• Biochronomer co-formulation of
local anesthetic and NSAID
developed to overcome this
limitation of local anesthetics

Next Steps for Post-Operative Pain
Program
• Combination formulation has been selected
• Starting Phase 1 enabling toxicology shortly
• Initiate Phase 1 with combination product in Fall
• Assuming positive results from Phase 1, initiate Phase
2 program before the end of this year
• Continue development of Biochronomer ropivacaine
alone formulation focused on nerve block, where the
inflammatory component of pain is not relevant

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Financial Summary
Summary Statement of Operations
(In thousands, except per share data)
Three Months Ended
March 31, 2014
Revenue $             –
Operating expenses 17,322
Other income (expenses) (216)
Net loss $ (17,538)
Net loss per share¹
$     (0.74)
Condensed Balance Sheet Data
(In thousands)
March 31, 2014
Cash and cash equivalents $  57,475
Total assets $  62,793
Total stockholders’ equity $  55,409
1
Based on 23.7 million weighted average common shares outstanding for the period ended
March 31, 2014 (1-for-20 reverse stock split in JAN2014).